SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _________)

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive proxy statement.
☒	Definitive additional materials.
☐	Soliciting material under Rule 14a-12.

World Funds Trust

(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
☐	Fee paid previously with materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

Dear _________,

I hope all is well with you and your employees.

The reason for this email is to alert you of some important documents you will be receiving in the mail that pertain to The E-Valuator mutual funds.

Over the past several months, we have been in the process of transitioning these mutual funds into their own stand alone trust.  We have interviewed many candidates to serve as the trustees of the stand alone trust and feel very fortunate to have secured the services of some very strong individuals with deep knowledge and experience in the mutual fund industry.  Their bios will be in the materials you will be receiving.

Each fund is required to obtain a majority approval from its shareholders in order to proceed.  Obtaining shareholder approval is accomplished via a proxy vote, which is the next step in the process that needs to be completed.  The materials you will receive will contain an information card with how to place your vote.  A pdf copy of what this card will look like is included below.  Your vote of approval is needed in order for us to complete the last phase of this process.

Currently, The E-Valuator mutual funds are held inside a series trust.  Here’s a brief explanation between a series trust and a stand alone trust.  A series trust contains multiple mutual fund families and provides the ability to share some of the costs associated with maintaining the trust.  It is common for mutual fund companies to begin with their funds held inside a series trust until their assets grow to a level where transitioning into a stand alone trust is no longer cost prohibitive.  A stand alone trust consists of one mutual fund family. We believe there are many advantages to a stand alone trust including a better ability to market the funds and a board of trustees that is responsible solely for overseeing the funds.  The trustees of both trusts, the series trust and the new stand alone trust, have approved the transaction.

We believe that another advantage to this transition is the elevated level of automation available to us by having all fund services, such as recordkeeping and custodial services, provided by a single group of related entities.  We believe our new service offering and the elevated technology capabilities may result in lower operating expenses over time, while enhancing our trading capabilities as well.

Nothing will change from an advisory perspective as a result of this transition.  The investment objective, strategy and policies for each Fund will remain the same.  The adviser and portfolio manager will not change. The process for selecting and monitoring the underlying holdings inside each Fund will remain the same.  The only change will be transitioning from a series trust with multiple mutual fund companies into the stand alone trust.

If I were to use an analogy to explain this process, I’d say this would be like you driving your car to work and parking it in a public parking garage with many other cars, i.e. series trust.  Then, one day you no longer parked your car in the public parking lot, rather you parked it in your own private garage.  The driver has not changed.  The car has not changed.  The only thing that has changed is where the car gets parked.  Similar to this situation where the same team is driving the Funds and the strategies of each Fund are staying the same.  The only thing that is changing is the type of trust where the Funds are “parked”.

Please feel free to reach out to me with any questions.

Thank you.
Kevin

Kevin R. Miller, CEO
Systelligence, LLC
7760 France Avenue South
Suite 620
Bloomington, MN  55435
Toll Free: 855.621.9877
Office Phone:  952.345.6960
Office Fax:  952.345.6972
Cell Phone: 612.791.3809

YOUR VOTE IS IMPORTANT NO
MATTER HOW MANY SHARES
YOU OWN. PLEASE CAST YOUR
PROXY VOTE TODAY!

[The E-Valuator Fund Name]

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 9, 2021

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of [The E-Valuator Fund name], a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on April 9, 2021, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 864-5057. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 9, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/evaluator2021.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

[The E-Valuator Fund Name]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of [The E-Valuator Fund’s Name ] Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN

1. To approve a proposed change of organization of [The E-Valuator Fund Name]. The Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, the Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.	○	○	○
2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]